UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                           May 30, 2002
               -----------------------------------------------
               Date of Report (date of earliest event reported

                   Commission File Number 1-9789
                   -----------------------------


                      TECH/OPS SEVCON, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


          Delaware                                     04-2985631
-------------------------------                      --------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

       40 North Avenue, Burlington, Massachusetts, 01803-3391
       ------------------------------------------------------
        (Address of principal executive offices and zip code)

                            (781) 229-7896
         ---------------------------------------------------
         (Registrant's telephone number, including area code:)





ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On May 30, 2002 the audit committee of the Board of Directors of Tech/Ops Sevcon, Inc. (the "Company") recommended to the Board of Directors that an new firm be selected as the Company's independent public accountants to replace Arthur Andersen LLP ("Andersen") for the fiscal year ending September 30, 2002. The termination of Andersen was unanimously approved by the Company's Board of Directors. The Company is in the process of selecting a new certifying accountant and will announce its decision as soon as that process has been completed.

Andersen's reports on the financial statements of the Company for each of the years ended September 30, 2000 and September 30, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended September 30, 2001 and the interim period between September 30, 2001 and May 30, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the years ended September 30, 2000 and September 30, 2001 and the interim period between September 30, 2001 and May 30, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen is attached as Exhibit 16.1 to this Report stating its agreement with such statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits
           Exhibit
           Number     Description of Exhibit
           -------    ----------------------
            16.1      Letter of Arthur Andersen LLP regarding
                      change in certifying accountant.






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tech/Ops Sevcon, Inc.,  Registrant
June 5, 2002
                                        /s/ Paul A McPartlin
                                        Paul A McPartlin, Vice President,
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)


















EXHIBIT 16.1
LETTER OF ARTHUR ANDERSEN LLP REGARDING CHANGE IN CERTIFYING ACCOUNTANT

                                                         Andersen Logo

                                                         Arthur Andersen LLP
                                                         225 Franklin Street
                                                         Boston MA 02110 -2812

                                                         Tel 617 330 4000
                                                         Fax 617 438 9731

                                                         www.andersen.com

June 5, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington DC 20549

Dear Sir/Madam:

We have read the paragraphs of item 4 included in the Form 8-K dated June 5, 2002 of Tech/Ops Sevcon, Inc. to be fled with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,


/s/ Arthur Andersen LLP
Arthur Andersen LLP

cc Paul McPartlin, Tech/Ops Sevcon, Inc.